UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________
             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On December 12, 2008, as a participant in the United States Department of the Treasury’s (the “Treasury”) Capital Purchase Program under the Troubled Asset Relief Program authorized under the Emergency Economic Stabilization Act of 2008, National Penn Bancshares, Inc. (“National Penn”) entered into a Letter Agreement incorporating the Securities Purchase Agreement – Standard Terms (collectively, the “Securities Purchase Agreement”) with the Treasury pursuant to which National Penn issued to the Treasury: (i) 150,000 shares of National Penn’s Series B Fixed Rate Cumulative Perpetual Preferred Stock (the “Preferred Stock”); and (ii) a warrant (the “Warrant”) to purchase 1,470,588 shares of National Penn’s Common Stock.  The Warrant was reduced to 735,294 shares in 2009 after National Penn completed a “qualifying equity offering”.

On March 16, 2011, National Penn entered into a Letter Agreement (the “Letter Agreement”) with the Treasury pursuant to which National Penn repurchased from the Treasury all 150,000 shares of the Preferred Stock issued to the Treasury.  National Penn repurchased the Preferred Stock for a purchase price equal to the aggregate liquidation amount of the Preferred Stock of $150 million, plus final accrued dividends of $645,833.33.

Under the terms of the Letter Agreement, National Penn may, within 15 calendar days of the date of the Letter Agreement, deliver to the Treasury notice of National Penn’s intent to repurchase the Warrant.  The Letter Agreement also provides that if National Penn does not deliver notice to the Treasury of its intent to repurchase the Warrant within that time period, or if National Penn delivers such notice but National Penn and the Treasury thereafter fail to agree upon the fair market value of the Warrant, then in either case, the Letter Agreement shall serve as the Treasury’s notice of its intention to sell the Warrant.

The Letter Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 16, 2011, National Penn issued a press release regarding its repurchase of the Preferred Stock.  Pursuant to Regulation FD, National Penn is hereby furnishing the press release as Exhibit 99.1, which is incorporated by reference into this Item 7.01.

This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits

10.1           Letter Agreement dated March 16, 2011 between National Penn Bancshares, Inc.
  and the United States Department of the Treasury.

99.1           Press Release issued on March 16, 2011 (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Scott V. Fainor
Name: Scott V. Fainor
Title: President and CEO

Dated: March 16, 2011

EXHIBIT INDEX

Exhibit Number                       Description

10.1	Letter Agreement dated March 16, 2011 between National Penn Bancshares, Inc. and the United States Department of the Treasury.

99.1	Press Release issued on March 16, 2011 (furnished pursuant to Item 7.01 hereof).